American High-Income Municipal Bond Fund
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

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Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
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Class A            $48,225
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Class B            $2,226
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Class C            $2,453
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Class F            $1,540
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Total              $54,444
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Class R-5          $1,039
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Total              $1,039
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7033
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.5969
-------------------- -------------------------------------------
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Class C              $0.5783
-------------------- -------------------------------------------
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Class F              $0.6893
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7375
-------------------- -------------------------------------------

Item 74U1 and 74U2
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Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            72,751
------------------ ----------------------------------
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Class B            3,944
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Class C            4,591
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Class F            3,037
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Total              84,323
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Class R-5          1,802
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Total              1,802
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

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                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
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Class A                 $15.23
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Class B                 $15.23
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Class C                 $15.23
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Class F                 $15.23
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Class R-5               $15.23
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